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                                                                   EXHIBIT 10.36

                             FIRST AMENDMENT TO THE
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                             COINMACH HOLDINGS, LLC

      This FIRST AMENDMENT, dated as of November [__], 2004 (this "Amendment"), to the Limited Liability Company Agreement of Coinmach Holdings, LLC (the "LLC"), dated as of March 6, 2003, as amended through the date hereof (the "Agreement") is by and among the Unitholders signatories hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

      WHEREAS, pursuant to that certain Purchase Agreement (the "Purchase Agreement"), dated as of [November 18], 2004, by and among the LLC and Coinmach Service Corp., a Delaware corporation ("CSC"), the LLC will exchange its shares of Coinmach Laundry Corporation and Appliance Warehouse of America, Inc. for certain shares of CSC's capital stock; and

      WHEREAS, the Unitholders parties hereto, being the holders of the Required Interest, wish to amend the Agreement in the manner set forth herein for the purpose of making certain changes desirable in connection with the exchange described in the foregoing recital.

      NOW, THEREFORE, the undersigned Unitholders hereby agree as follows:

      1. Article 1. Article 1 of the Agreement is hereby amended as follows:

            a. The following terms and definitions are added thereto in proper alphabetical order:

            "CSC" shall mean Coinmach Service Corp., a Delaware corporation.

            b. The term "Coinmach Class A Preferred Stock" and the definition thereof is deleted.

            c. The definition of the term "Fundamental Change" is hereby amended by adding the following sentence to the end thereof:

            "Anything to the contrary notwithstanding, the exchange of the LLC's shares of capital stock of Coinmach Laundry Corporation and Appliance Warehouse of America, Inc. for shares of capital stock of CSC pursuant to that certain Purchase Agreement, dated as of [November 17], 2004, between the LLC and CSC shall not constitute a Fundamental Change."

      3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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      4. Incorporation by Reference. This Amendment shall be construed in accordance with the provisions contained in Article XV of the Agreement and such provisions are hereby incorporated by reference, mutatis mutandis, as though expressly set forth herein.

                            [Signature pages follow]

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      IN WITNESS WHEREOF, the undersigned parties have caused this First
Amendment to the Limited Liability Company Agreement of Coinmach Holdings, LLC to be executed on the date first above written.

                             COINMACH HOLDINGS, LLC

                             By: _______________________________
                             Name: Robert M. Doyle
                             Title: Chief Financial Officer

                             GTCR-CLC, LLC

                             By: GTCR Fund VII, L.P.
                             Its: Managing Member

                             By: GTCR Partners VII, L.P.
                             Its: General Partner

                             By: GTCR Golder Rauner, L.L.C.
                             Its: General Partner

                             By: _______________________________

                             Name: David A. Donnini
                             Its: Principal

                             TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
                             TCW/CRESCENT MEZZANINE TRUST II

                             By: TCW/Crescent Mezzanine II, L.L.C.,
                                 as investment manager

                             By: TCW/Crescent Mezzanine, L.L.C.,
                                 its managing owner

                             By: _______________________________
                             Name:
                             Title:

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                             TCW LEVERAGED INCOME TRUST, L.P.

                             By: TCW Advisors (Bermuda), Ltd.,
                                 as general partner

                             By: _______________________________
                             Name:
                             Title:

                             By: TCW Investment Management Company,
                                 as Investment Advisor

                             By: _______________________________
                             Name:
                             Title:

                             TCW LEVERAGED INCOME TRUST II, L.P.

                             By: TCW (LINC II), L.P.,
                                 as general partner

                             By: TCW Advisors (Bermuda), Ltd.,
                                 as general partner

                             By: _______________________________
                             Name:
                             Title:

                             By: TCW Investment Management Company,
                                 as Investment Advisor

                             By: _______________________________
                             Name:
                             Title:

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                             TCW LEVERAGED INCOME TRUST IV, L.P.

                             By: TCW Asset Management Company, as Investment
                                 Advisor

                             By: _______________________________
                             Name:
                             Title:

                             By: TCW Asset Management Company, as managing
                                 member of TCW (LINC IV), L.L.C., the general
                                 partner

                             By: _______________________________
                             Name:
                             Title:

                             JEFFERIES & COMPANY, INC.

                             By: ________________________________
                             Name:
                             Its:

                             FILBERT INVESTMENT PTE LTD.

                             By: ________________________________
                             Name:
                             Title:

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                             MCS CAPITAL, INC.

                             By: ________________________________

                             Name: Stephen R. Kerrigan
                             Title: President

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                             ___________________________________
                             Stephen R. Kerrigan

                             ___________________________________
                             Mitchell Blatt

                             ___________________________________
                             Robert M. Doyle

                             ___________________________________
                             Michael E. Stanky

                             ___________________________________
                             James N. Chapman